Inventory	6 Months Ended
Dec. 31, 2024
Inventory [Abstract]
Inventory	Inventory

	December 31, 2024	June 30, 2024

	(In thousands of US Dollars)
Current assets
Raw materials	509	—
Stock in transit	212	—
	721	—
Inventories are measured at the lower of cost or net realizable value. The cost of inventory is determined using a weighted average approach and is net of any rebates or discounts received.
The provision for impairment of inventories assessment requires a degree of estimation and judgement. The level of the provision is assessed by taking into account recent sales experience, aging of inventories and other factors that affect inventory obsolescence. There was no provision for impairment recognized as of December 31, 2024.